UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 2, 2018
ENTERPRISE FINANCIAL SERVICES
CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Approval of the Amended and Restated 2018 Stock Incentive Plan.

On May 2, 2018, stockholders of Enterprise Financial Services Corp (the “Company”) approved an amendment and restatement of the Company’s Stock Incentive Plan (the “Plan”) increasing the number of shares available for issuance and making certain other additional changes and restating the 2013 Stock Incentive Plan. The Plan is described in Proposal C in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 14, 2018 (the “Proxy Statement”) as supplemented by an additional filing on March 30, 2018 (the “Supplemental Proxy Statement”) and is included in its entirety as Appendix A to the Proxy Statement and Annex A to the Supplemental Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 2, 2018 in St. Louis, Missouri (the “2018 Annual Meeting”). The following matters were submitted to a vote at the 2018 Annual Meeting and the voting results are as follows:

1. Election of Directors: The twelve nominees named in the Company’s 2018 proxy statement were elected to serve a one-year term expiring in 2019 and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Q. Arnold	16,523,873	39,270	3,343,597
Michael A. DeCola	16,184,654	378,489	3,343,597
John S. Eulich	16,524,023	39,120	3,343,597
Robert E. Guest, Jr.	16,151,636	411,507	3,343,597
James M. Havel	16,502,128	61,015	3,343,597
Judith S. Heeter	16,382,265	180,878	3,343,597
Michael R. Holmes	16,491,290	71,853	3,343,597
Nevada A. Kent, IV	16,490,564	72,579	3,343,597
James B. Lally	16,520,923	42,220	3,343,597
Michael T. Normile	16,506,299	56,844	3,343,597
Eloise E. Schmitz	16,490,655	72,478	3,343,597
Sandra A. Van Trease	16,136,302	426,841	3,343,597

2. Ratification of Appointment of Independent Registered Accounting Firm. The appointment of Deloitte & Touche LLP to serve as the Company's independent registered accounting firm for fiscal year 2018 was ratified as follows:

Votes For	Votes Against	Abstain
19,323,360	514,121	69,259

3. Advisory (Non-Binding) Vote of the Compensation of our Named Executive Officers. The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,248,939	114,886	199,318	3,343,597

4. Approval of the Amended and Restated 2018 Stock Incentive Plan. The proposal to approve this plan was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,959,503	538,926	64,714	3,343,597

5. Approval of the 2018 Employee Stock Purchase Plan. The proposal to approve this plan was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,949,464	2,556,116	57,563	3,343,597

No other matters were considered and voted on by the stockholders at the 2018 Annual Meeting.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	May 4, 2018	By:	/s/ Mark G. Ponder
Mark G. Ponder
Senior Vice President and Controller